ICA

THE INVESTMENT COMPANY OF AMERICA

QUARTERLY REPORT
For the three months ended March 31, 1997

[cover: sketch of hillside, lighthouse, seagull, tennis shoes, telescope,glasses, book, pen, and blanket]

[The American Funds Group(r)]


FELLOW SHAREHOLDERS:

We are pleased to report that the value of your shares in ICA rose 2.8% in the three months ended March 31 if you reinvested the income dividend of 12 cents a share paid on March 10, as most shareholders did. If you took the dividend in cash, you received a return of 2.3% in addition to the dividend income. By comparison, the unmanaged Standard & Poor's 500 Composite Index trailed the fund slightly with a gain of 2.7% with dividends reinvested.

Although both ICA and the S&P 500 closed the three-month period up from the start of the year, the quarter ended with one of the sharpest market declines in nearly seven years. Concerns about developing inflationary pressure led the Federal Reserve Board to increase the federal funds rate (the rate banks charge each other for overnight loans) on March 25. By the end of the month the S&P 500 had slipped 7.2% from the record it set on February 18. Nearly one-third of the stocks that make up the index had fallen 20% or more from their one-year highs. Twelve percent had lost 40% or more. Most of those steep declines have since been erased by a rebound in the U.S. market.

ICA's results demonstrate the benefits of diversification and active management. The fund's stock selection and cautious equity position (86.6% at the end of the period) helped ICA push ahead of the S&P 500 and handily outpace the 1.1% average gain produced by growth and income funds, according to Lipper Analytical Services.

We look forward to reporting to you again three months from now in the fund's semi-annual report.

Sincerely,

[/s/ William C. Newton]
William C. Newton
President

May 19, 1997

Portfolio Summary - March 31, 1997

                                              Market Value       Percent of
INVESTMENT MIX                                (Millions)         Net Assets
Equities                                      $27,298.588        86.59%
U.S. Treasury Bonds & Notes                   874.247            2.78
Cash & Equivalents                            3,354.477          10.63
Total                                         $31,527.312        100.00%
FIVE LARGEST INDUSTRY
HOLDINGS IN EQUITIES                          Number of          Percent of
                                              Companies          Net Assets
Banking                                       24                 9.63%
Energy Sources                                16                 8.00
Health & Personal Care                        14                 6.88
Telecommunications                            11                 5.85
Beverages & Tobacco                           5                  5.81
                                              Percent of
TEN LARGEST STOCKS                            Net Assets
Philip Morris                                 3.76%
Federal National Mortgage Assn.               2.60
Royal Dutch Petroleum                         2.00
DuPont                                        1.85
Caterpillar                                   1.64
Wal-Mart Stores                               1.62
Time Warner                                   1.50
Pfizer                                        1.28
Walt Disney                                   1.27
BankAmerica                                   1.23

ICA(SM)

The Investment Company of America(r) seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

Fund results in this report were computed without a sales charge unless otherwise indicated.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Litho in USA  KBDS/ALI/3416
(c)1997 American Funds Distributors, Inc.
Lit No. ICA-012-0597

Printed on recycled paper